ACQUISITIONS	12 Months Ended
Dec. 31, 2022
Business Combinations [Abstract]
ACQUISITIONS
NOTE 3:-	ACQUISITIONS

On February 17, 2022, the Company acquired all of the technology and other intangible assets from SecurityDAM Ltd. ("SecurityDAM"), which was a related party and was the sole single-managed security service provider of the Company for a total consideration of (1) $30,000 in cash payable and (2) additional contingent consideration of up to $12,500 based on the revenues of the Company’s cloud DDoS protection service post acquisition. The contingent consideration was measured at fair value at the Closing Date and recorded as a liability in other long-term liabilities on the consolidated balance sheets in the amount of $9,525.

The acquisition was accounted for as a business combination and the purchase consideration was allocated to assets acquired and liabilities assumed based on their estimated fair values, as presented in the following table:

Consideration:
Cash consideration paid on closing date	$30,000
Contingent consideration fair value	9,525

Total purchase price	$39,525

Identifiable assets acquired:
Technology	$12,661
Goodwill	26,864

$39,525

The estimated useful life of the technology is approximately 6 years.

Goodwill generated from this business combination is primarily attributable to synergies between the Company's and SecurityDAM's respective products and services. The goodwill is deductible for income tax purposes.